UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549



                            FORM 8-K



                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) January 16, 1996





 NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
    NAVISTAR FINANCIAL 1993-A OWNER TRUST, NAVISTAR FINANCIAL 1994-A OWNER TRUST, NAVISTAR FINANCIAL 1994-B OWNER TRUST,
             NAVISTAR FINANCIAL 1994-C OWNER TRUST,
            NAVISTAR FINANCIAL 1995-A OWNER TRUST AND
              NAVISTAR FINANCIAL 1995-B OWNER TRUST
     (Exact name of Registrant as specified in its charter)



                            Delaware
         (State or other jurisdiction of incorporation)



            1-4146-1                         51-0337491
      (Commission File Number)     (I.R.S. Employer Identification No.)



     2850 West Golf Road Rolling Meadows, Illinois        60008
         (Address of principal executive offices) (Zip Code)





 Registrant's telephone number including area code 847-734-4275

                                                         FORM 8-K


            INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.   Other Events.


     On January 16 and 22, 1996, Registrant made available the
     Monthly Servicer Certificates for the Period of December
     1995 for the specified Owner Trusts, which are attached as
     Exhibit 20 hereto.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits:

          See attached Exhibit Index.




                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION
              on behalf of NAVISTAR FINANCIAL 1993-A OWNER TRUST,
                           NAVISTAR FINANCIAL 1994-A OWNER TRUST,
                           NAVISTAR FINANCIAL 1994-B OWNER TRUST,
                           NAVISTAR FINANCIAL 1994-C OWNER TRUST,
                        NAVISTAR FINANCIAL 1995-A OWNER TRUST AND
                            NAVISTAR FINANCIAL 1995-B OWNER TRUST
                                                     (Registrant)







Date February 2, 1996             By:/s/ PHYLLIS E. COCHRAN
                                         Phyllis E. Cochran
                                         Vice President & Controller

                                                         FORM 8-K


                          EXHIBIT INDEX


Exhibit No.    Description

          Navistar Financial 1993-A Owner Trust

   20.1   Monthly Servicer Certificate, dated January 16, 1996


          Navistar Financial 1994-A Owner Trust

   20.2   Monthly Servicer Certificate, dated January 16, 1996


          Navistar Financial 1994-B Owner Trust

   20.3   Monthly Servicer Certificate, dated January 16, 1996


          Navistar Financial 1994-C Owner Trust

   20.4   Monthly Servicer Certificate, dated January 22, 1996


          Navistar Financial 1995-A Owner Trust

   20.5   Monthly Servicer Certificate, dated January 22, 1996


          Navistar Financial 1995-B Owner Trust

   20.6   Monthly Servicer Certificate, dated January 16, 1996